--------------------------------------------------------------------------------
                                    SELIGMAN
                                U.S.  GOVERNMENT
                               SECURITIES  SERIES
--------------------------------------------------------------------------------

                                ----------------
                                MID-YEAR  REPORT
                                 JUNE  30,  2002
                                ----------------

                         Seeking High Current Income by
                      Investing in US Government Securities

                                ----------------

                            SELIGMAN ADVISORS, INC.
                                an affiliate of
                                     (LOGO)
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017
                                WWW.SELIGMAN.COM

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest of Seligman U.S. Government Securities Series, which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

TXUSG3  6/02

--------------------------------------------------------------------------------
TO  THE  SHAREHOLDERS
--------------------------------------------------------------------------------

For the six months ended June 30, 2002, Seligman U.S. Government Securities Series posted a total return of 3.40% based on the net asset value of Class A shares. During the same period, the Fund's peers, as measured by the Lipper General US Government Bond Funds Average, posted a total return of 3.63%, while the US government bond market, as measured by the Lehman Brothers Government Bond Index, posted a total return of 3.78%.

The US economy showed significant improvement during the first half of the year, and the Federal Reserve Board has expressed optimism about the prospects for economic recovery. However, because growth is still somewhat weak and unemployment remains a concern, the Fed left short-term interest rates, which are at a 40-year low, untouched during the first half of 2002.

While short-term rates remained steady, yields for longer-term US government bonds fell as investors sought some degree of safety from the highly volatile equity markets. During this six-month period, the 10-year Treasury yield fell from 5.07% on December 31, 2001, to 4.86% on June 28, 2002. This drop in yields allowed US government bonds to be one of the best- performing asset classes during this time.

Looking ahead, we believe the US economy will strengthen, but slowly and moderately. Productivity remains high, inflation is nearly non-existent, consumers continue to spend, and interest rates remain supportive of economic growth. Rates are likely to stay relatively low through the end of 2002, and may even fall somewhat over the short term if the Fed cuts the federal funds rate again before year-end. However, as the economy recovers, rates are likely to rise.

Nevertheless, we believe the Fund will continue to be able to deliver attractive total returns through greater exposure to non-Treasury securities, such as mortgages. These securities should benefit as the yield spreads they currently have over Treasury securities narrow within a more positive economic environment.

Thank you for your continued support of Seligman U.S. Government Securities Series. A discussion with your Portfolio Manager, as well as the Fund's investment results, portfolio of investments, and financial statements, follows this letter. We look forward to serving your investment needs for many years to come.

/S/WILLIAM  C.  MORRIS
   WILLIAM  C.  MORRIS
   CHAIRMAN

                                                                /S/BRIAN T. ZINO
                                                                   BRIAN T. ZINO
                                                                       PRESIDENT

AUGUST  9,  2002

--------------------------------------------------------------------------------
Interview  With  Your  Portfolio  Manager,
Christopher  J.  Mahony
--------------------------------------------------------------------------------

Q: How did Seligman U.S. Government Securities Series perform during the six months ended June 30, 2002?

A: For the six months ended June 30, 2002, Seligman U.S. Government Securities Series posted a total return of 3.40% based on the net asset value of Class A shares. During the same period, the Series' peers, as measured by the Lipper General US Government Bond Funds Average, posted a total return of 3.63%, while the US government bond market, as measured by the Lehman Brothers Government Bond Index, posted a total return of 3.78%.

Q:   What  economic  and market factors influenced the Series during the period?

A: During the six-month period under review, the timing and strength of the US economic recovery seemed uncertain, and many financial assets, particularly common stocks, were volatile. Seeking relief from the volatility and the sharp market decline, investors sought securities with a high level of credit quality and relative stability. US government bonds were one of the primary beneficiaries of this flight to quality. During this time, the 10-year US Treasury bond yield fell 21 basis points from 5.07% on December 31, 2001, to 4.86% on June 28, 2002.

     While the economic recovery is taking longer to materialize than many had hoped, we must also remember that the economic slowdown was somewhat unusual and very mild by historical standards. Typically, during a recession, consumer spending slows dramatically and prices, particularly for houses, drop. This was not the case during the most recent downturn. Consumers did not delay any purchases, so we do not believe that there is any pent-up demand to be satisfied. Thus, the recovery is likely to be somewhat mild and restrained.

     Since the recovery may be protracted and inflation appears benign, we do not believe that the US Federal Reserve Board will raise interest rates until early 2003. The Fed has maintained a stable monetary policy since December of 2001.

Q:   What  was  your  investment  strategy?

A: We began to position the Series for economic recovery, and hence rising interest rates. This kept us defensive in terms of duration and somewhat on the short end of the yield curve. While we sacrificed some yield with this defensive positioning, we sought to add yield to the portfolio by increasing the Series' exposure to Government National Mortgage Association
     (GNMA) bonds, and by increasing exposure to government agency securities. These securities offer additional yield over Treasury securities and offer greater potential for price appreciation if spreads contract, which they should as the economy improves.

     We also actively managed the Series' duration during this time. Bond yields were relatively stable during this six-month period, but we tried to use any short-term fluctuations in yield to the Series' advantage. While we remained biased toward a short average duration, we temporarily increased the Series' average duration when we believed yields were high and were likely to fall. We returned to a shorter duration when yields fell.

Q:   What  is  your  outlook?

A: Since we now think the Fed is going to wait until the beginning of next year to raise rates, and may possibly cut rates further, we have taken a somewhat neutral stance in terms of duration. However, as we get closer to an anticipated Fed rate hike, we will position the portfolio more defensively. We will continue to add non-Treasury securities to the portfolio since these should benefit most as the economy recovers.

A  TEAM  APPROACH

Seligman U.S. Government Securities Fund is managed by the investment grade team of Seligman's Fixed Income Team. The investment grade team is led by Christopher Mahony, who is assisted in the management of the Fund by seasoned research professionals who identify primarily long-term bonds issued or guaranteed by the US government, its agencies, and instrumentalities in order to seek high current income. The Seligman Fixed Income Team is led by Kendall Peterson. Team members include James Didden, Jeff Gallo, Paul Langlois, Paul Pertusi, Gregory Siegel, and Sau Lin Wu (trader).

--------------------------------------------------------------------------------
PERFORMANCE  OVERVIEW  (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT  RESULTS  PER  SHARE

TOTAL  RETURNS
For  Periods  Ended  June  30,  2002

                                                                     AVERAGE ANNUAL
                                         ---------------------------------------------------------------------
                                                                           CLASS B     CLASS C*     CLASS D
                                                                            SINCE       SINCE*       SINCE
                                 SIX           ONE         FIVE    TEN    INCEPTION   INCEPTION*   INCEPTION
                               MONTHS*        YEAR        YEARS   YEARS    1/1/1997    5/27/1999   9/21/1993
                               --------  ---------------  ------  ------  ----------  -----------  ----------
CLASS A**
With Sales Charge                (0.02)            2.39%   5.41%   5.33%          n/a         n/a      n/a
Without Sales Charge               3.40            7.46    6.43    5.85           n/a         n/a      n/a
CLASS B**
With CDSC++                      (1.84)            1.82    5.35     n/a          5.28%        n/a      n/a
Without CDSC                      3.16             6.82    5.67     n/a          5.43         n/a      n/a
CLASS C**
With Sales Charge and CDSC+++     1.00             4.75     n/a     n/a           n/a        5.43%     n/a
Without Sales Charge and CDSC     3.01             6.82     n/a     n/a           n/a        5.79      n/a
CLASS D**
With 1% CDSC                      2.01             5.82     n/a     n/a           n/a         n/a%     n/a
Without CDSC                      3.01             6.82    5.64     n/a           n/a         n/a%     4.45%
LEHMAN BROTHERS GOVERNMENT
BOND INDEX+                       3.78             8.81    7.64    7.31           7.43        7.73     6.52+++
LIPPER GENERAL US GOVERNMENT
BOND FUNDS AVERAGE+               3.63             7.88    6.62    6.39           6.48        6.67     5.60++



NET  ASSET  VALUE                                                     DIVIDEND  AND  YIELD  INFORMATION
                        JUNE 30,      DECEMBER 31,   JUNE 30,         For  the  Six  Months  Ended  June  30,  2002
                          2002          2001          2001            DIVIDENDS    YIELD^^
-----------------      ------------  -------------  ---------         -----------  --------
Class A                $       7.06  $        6.97  $    6.86          $   0.1436   3.82%
Class B                        7.08           6.98       6.87              0.1181   3.27
Class C                        7.07           6.98       6.86              0.1181   3.22
Class D                        7.07           6.98       6.86              0.1181   3.28

Weighted average maturity   14.51 years

---------------
*    Returns  for  periods  of  less  than  one  year  are  not  annualized.
** Return figures reflect any change in price per share and assume the reinvestment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
+ The Lehman Brothers Government Bond Index and the Lipper General US Government Bond Funds Average are unmanaged benchmarks that assume investment of dividends and exclude the effect of taxes and sales charges. The Lehman Brothers Government Bond Index also excludes the effects of fees. The monthly performances of the Lipper General US Government Bond
     Funds Average are used for the Performance Overview. Investors cannot invest directly in an average or an index.
++ The CDSC is 5% for periods of one year or less, 2% for the five-year period, and 1% since inception.
+++  The  CDSC  is  1%  for  periods  of  18  months  or  less.
#    From  May  31,  1999.
##   From  September  23,  1993.
###  From  September  30,  1993.
^ Represents per share amount paid or declared for the six months ended June 30, 2002.
^^ Current yield, representing the annualized yield for the 30-day period ended June 30, 2002, has been computed in accordance with SEC regulations and will vary.
An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------
PERFORMANCE  OVERVIEW  (UNAUDITED)
--------------------------------------------------------------------------------

GROWTH  OF  AN  ASSUMED  $10,000  INVESTMENT

CLASS  A  SHARES
June  30,  1992  to  June  30,  2002

$9,526 Initial Amount Invested

$16,807
Total Value at June 30, 2002


6/30/1992  $ 9,522
9/30/1992    9,884
12/31/1992   9,881
3/31/1993   10,166
6/30/1993   10,403
9/30/1993   10,653
12/31/1993  10,618
3/31/1994   10,399
6/30/1994   10,232
9/30/1994   10,259
12/31/1994  10,206
3/31/1995   10,577
6/30/1995   11,249
9/30/1995   11,423
12/31/1995  12,058
3/31/1996   11,638
6/30/1996   11,593
9/30/1996   11,739
12/31/1996  12,023
3/31/1997   11,905
6/30/1997   12,280
9/30/1997   12,588
12/31/1997  13,048
3/31/1998   13,166
6/30/1998   13,519
9/30/1998   14,160
12/31/1998  14,152
3/31/1999   13,955
6/30/1999   13,676
9/30/1999   13,710
12/31/1999  13,638
3/31/2000   13,976
6/30/2000   14,189
9/30/2000   14,601
12/31/2000  15,310
3/31/2001   15,655
6/30/2001   15,611
9/30/2001   16,422
12/31/2001  16,229
3/31/2002   16,064
6/30/2002   16,807


CLASS  B  SHARES
January  1,  1997+  to  June  30,  2002

$10,000 Initial Amount Invested

$13,271**
Total Value at June 30, 2002




1/1/1997   $10,000
3/31/1997    9,850
6/30/1997   10,140
9/30/1997   10,374
12/31/1997  10,732
3/31/1998   10,808
6/30/1998   11,092
9/30/1998   11,594
12/31/1998  11,566
3/31/1999   11,369
6/30/1999   11,122
9/30/1999   11,144
12/31/1999  11,049
3/31/2000   11,302
6/30/2000   11,462
9/30/2000   11,773
12/31/2000  12,321
3/31/2001   12,575
6/30/2001   12,499
9/30/2001   13,141
12/31/2001  12,944
3/31/2002   12,809
6/30/2002   13,271



CLASS  C  SHARES
May  27,  1999+  to  June  30,  2002

$9,898 Initial Amount Invested

$11,781
Total Value at June 30, 2002




5/27/1999  $ 9,898
6/30/1999    9,804
9/30/1999    9,824
12/31/1999   9,741
3/31/2000    9,963
6/30/2000   10,112
9/30/2000   10,387
12/31/2000  10,855
3/31/2001   11,095
6/30/2001   11,011
9/30/2001   11,594
12/31/2001  11,421
3/31/2002   11,301
6/30/2002   11,781



CLASS  D  SHARES
September  21,  1993+  to  June  30,  2002

$10,000 Initial Amount Invested

$14,655
Total Value at June 30, 2002




9/21/1993  $10,000
9/30/1993   10,000
12/31/1993   9,935
3/31/1994    9,694
6/30/1994    9,513
9/30/1994    9,526
12/31/1994   9,434
3/31/1995    9,765
6/30/1995   10,349
9/30/1995   10,502
12/31/1995  11,047
3/31/1996   10,642
6/30/1996   10,580
9/30/1996   10,693
12/31/1996  10,945
3/31/1997   10,802
6/30/1997   11,121
9/30/1997   11,376
12/31/1997  11,769
3/31/1998   11,853
6/30/1998   12,164
9/30/1998   12,715
12/31/1998  12,684
3/31/1999   12,468
6/30/1999   12,197
9/30/1999   12,221
12/31/1999  12,118
3/31/2000   12,395
6/30/2000   12,580
9/30/2000   12,921
12/31/2000  13,503
3/31/2001   13,802
6/30/2001   13,698
9/30/2001   14,423
12/31/2001  14,207
3/31/2002   14,059
6/30/2002   14,655




These charts reflect the growth of a hypothetical $10,000 investment for a 10-year period for Class A shares and since inception for Class B, Class C, and Class D shares, assuming that all applicable sales charges are imposed and all distributions within the periods are reinvested in additional shares. These charts do not reflect the deduction of taxes that an investor may pay on Fund distributions or on the redemption of Fund shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable. Past performance is not indicative of future investment results. An investment in the Fund is subject to certain risks, including the possible loss of principal. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

---------------
* Net of the 4.75% or 1% maximum initial sales charge for Class A or Class C shares, respectively.
**   Excludes  the  effect  of  the  1%  CDSC.
+    Inception  date.

--------------------------------------------------------------------------------
PORTFOLIO  OF  INVESTMENTS  (UNAUDITED)
June  30,  2002
--------------------------------------------------------------------------------



                                   PRINCIPAL
                                    AMOUNT        VALUE
                                  -----------  ------------
US FULL FAITH AND CREDIT
   OBLIGATIONs 83.3%
US Treasury Bonds:
   7.25%, due 8/15/2022           $ 4,000,000  $  4,765,904
   6.25%, due 8/15/2023            19,000,000    20,363,060
   5.375%, due 2/15/2031            3,100,000     3,036,549
US Treasury Notes:
   3.375%, due 4/30/2004           10,000,000    10,108,640
   6.5%, due 5/15/2005              3,000,000     3,257,604
   4.625%, due 5/15/2006            5,000,000     5,151,565
   7%, due 7/15/2006                7,000,000     7,821,128
   4.375%, due 5/15/2007            5,360,000     5,435,378
   6.625%, due 5/15/2007            3,500,000     3,893,081
   6%, due 8/15/2009                1,000,000     1,086,602
   5%, due 8/15/2011                6,900,000     6,997,994
   4.875%, due 2/15/2012            5,000,000     5,020,315
Government National Mortgage
   Association (Mae
   Obligations, Mortgage Pass-
   through Certificates:*
   6%, due 5/15/2013                2,853,637     2,955,924
   5.5%, due 1/15/2014              3,338,269     3,413,900
   5%, due 6/20/2023                7,000,000     7,177,907
   6.25%, due 7/16/2026               791,357       813,728
   6.95%, due 2/20/2027             1,110,799     1,127,856
   6.25%, due 6/20/2027             2,315,936     2,385,050
   6%, due 3/20/2028                5,000,000     5,052,058
   6.5%, due 12/15/2028             1,273,882     1,306,797
   6%, due 12/20/2028               3,719,655     3,722,210
   6%, due 5/20/2029                1,767,354     1,823,062
   7.15%, due 4/15/2031             2,756,624     2,973,363
   6.69%, due 5/15/2034             2,261,380     2,393,920
   6.85%, due 6/15/2034             1,898,516     2,026,493
   7.1%, due 8/15/2034                 66,782        72,303
Guaranteed Trade Trust
   7.02%, due 9/1/2004                666,667       700,690
Private Export Funding
   6.67%, due 9/15/2009             3,000,000     3,299,610
US Government Gtd. Title XI
   (American Heavy Lift)
   7.18%, due 6/1/2017              4,500,000     4,903,875
US Government Gtd. Title XI
   (Bay Transportation)
   7.3%, due 6/1/2021               2,522,000     2,726,295
US Government Gtd. Title XI
   (Vessel Management)
   6.75% due 7/15/2025              1,880,000     1,951,440
Veteran Affairs Vendee
   Mortgage Trust*
   7.5% due 12/15/2006              1,481,884     1,580,982
                                               -------------
TOTAL US FULL FAITH AND
   CREDIT OBLIGATIONS
   (Cost $126,783,918)                          129,345,283
                                               -------------
AGENCY OBLIGATIONS 11.3%
   Federal Home Loan Mortgage
   (Mac
   5.5%, due 7/15/2006              2,300,000     2,414,621
   6.625%, due 9/15/2009            1,100,000     1,208,290
   6%, due 11/1/2010                1,306,354     1,349,570
   5.875%, due 3/21/2011            2,000,000     2,053,411
   6.75%, due 3/15/2031             2,500,000     2,695,403
Federal National Mortgage
   Association (Mae
   5.25%, due 1/15/2009             3,000,000     3,068,442
   8.5%, due 9/1/2015                 277,459       297,611
   6%, due 9/1/2028                 1,656,768     1,667,480
   7%, due 5/1/2029                   407,432       422,767
   6%, due 12/1/2031                2,440,479     2,438,363
                                               -------------
TOTAL AGENCY OBLIGATIONS
   (Cost $17,286,150)                            17,615,958
                                               -------------
REPURCHASE
   AGREEMENT 3.3%
   (Cost $5,100,000)                5,100,000     5,100,000
                                               -------------
TOTAL INVESTMENTS 97.9%
   (Cost $149,170,068)                          152,061,241
OTHER ASSETS
   LESS LIABILITIES 2.1%                          3,211,479
                                               -------------
NET ASSETS 100.0%                              $155,272,720
                                               =============

---------------
* Investments in mortgage-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying mortgage instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these securities.
See  Notes  to  Financial  Statements.


--------------------------------------------------------------------------------
STATEMENT  OF  ASSETS  AND  LIABILITIES  (unaudited)
June  30,  2002
--------------------------------------------------------------------------------

ASSETS:
Investments, at value:
   Long-term holdings (cost $144,070,068)                              $146,961,241
   Repurchase agreement (cost $5,100,000)                                 5,100,000     $152,061,241
                                                                        ------------
Cash                                                                                         396,387
Receivable for shares of Beneficial Interest sold                                          3,032,762
Receivable for dividends and interest                                                      1,868,223
Expenses prepaid to shareholder service agent                                                 38,416
Other                                                                                          3,363
                                                                                         ------------
TOTAL ASSETS                                                                             157,400,392
                                                                                         ------------

LIABILITIES:
Payable for shares of Beneficial Interest repurchased                                      1,383,281
Dividends payable                                                                            474,593
Management fee payable                                                                        60,187
Accrued expenses and other                                                                   209,611
                                                                                         ------------
TOTAL LIABILITIES                                                                          2,127,672
                                                                                         ------------
NET ASSETS                                                                              $155,272,720
                                                                                        =============

COMPOSITION OF NET ASSETS:
Shares of Beneficial Interest, at par ($0.001 par value; unlimited shares authorized;
21,970,903 shares outstanding):
   Class A                                                                              $     10,263
   Class B                                                                                     6,639
   Class C                                                                                     2,572
   Class D                                                                                     2,497
Additional paid-in capital                                                               163,977,400
Dividends in excess of net investment income                                                (488,157)
Accumulated net realized loss                                                            (11,129,667)
Net unrealized appreciation of investments                                                 2,891,173
                                                                                         ------------
NET ASSETS                                                                               $155,272,720
                                                                                        =============

NET ASSET VALUE PER SHARE:
CLASS A ($72,443,874 / 10,262,801 shares)                                                       $7.06
                                                                                                =====
CLASS B ($46,973,585 / 6,639,102 shares)                                                        $7.08
                                                                                                =====
CLASS C ($18,193,268 / 2,572,067 shares)                                                        $7.07
                                                                                                =====
CLASS D ($17,661,993 / 2,496,933 shares)                                                        $7.07
                                                                                                =====

---------------
See  notes  to  financial  statements.

--------------------------------------------------------------------------------
STATEMENT  OF  OPERATIONS  (unaudited)
For  the  Six  Months  Ended  June  30,  2002
--------------------------------------------------------------------------------


INVESTMENT INCOME:
INTEREST                                                             $4,349,547
EXPENSES:
Distribution and service fees                          $  465,690
Management fee                                            359,862
Shareholder account services                              211,575
Registration                                               49,611
Custody and related services                               36,556
Shareholder reports and communications                     25,285
Auditing and legal fees                                    12,240
Directorsfees and expenses                                  5,617
Miscellaneous                                               2,817
                                                        ----------
TOTAL EXPENSES                                                        1,169,253
                                                                      ----------
NET INVESTMENT INCOME                                                 3,180,294
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
Net realized loss on investments                         (889,295)
Net change in unrealized appreciation of investments    2,518,578
                                                        ----------
NET GAIN ON INVESTMENTS                                               1,629,283
                                                                      ----------
INCREASE IN NET ASSETS FROM OPERATIONS                               $4,809,577
                                                                     ===========

---------------
See  notes  to  financial  statements.

--------------------------------------------------------------------------------
STATEMENTS  OF  CHANGES  IN  NET  ASSETS  (unaudited)
--------------------------------------------------------------------------------


                                                                         SIX MONTHS
                                                                            ENDED         YEAR ENDED
                                                                        JUNE 30, 2002   DECEMBER 31, 2001
                                                                      --------------  -------------------
OPERATIONS:
Net investment income                                                 $   3,180,294   $   5,605,907
Net realized gain (loss) on investments                                    (889,295)      2,196,752
Net change in unrealized appreciation (depreciation) of investments       2,518,578      (1,907,683)
                                                                      -------------   ---------------
INCREASE IN NET ASSETS FROM OPERATIONS                                    4,809,577       5,894,976
                                                                      -------------   ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A                                                               (1,531,379)     (3,210,596)
   Class B                                                                 (805,047)     (1,351,383)
   Class C                                                                 (303,095)       (373,591)
   Class D                                                                 (323,132)       (670,337)
Dividends in excess of net investment income:
   Class A                                                                       --        (177,837)
   Class B                                                                       --         (74,854)
   Class C                                                                       --         (20,693)
   Class D                                                                       --         (37,131)
                                                                      -------------   ---------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS                                (2,962,653)     (5,916,422)
                                                                      -------------   ---------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares                                        30,413,854     188,749,290
Investment of dividends                                                   1,967,399       4,049,851
Exchanged from associated Funds                                          67,907,070     272,657,489
                                                                      -------------   ---------------
Total                                                                   100,288,323     465,456,630
                                                                      -------------   ---------------
Cost of shares repurchased                                              (40,509,757)    (72,166,992)
Exchanged into associated Funds                                         (68,699,637)   (343,819,612)
                                                                      -------------   ---------------
Total                                                                  (109,209,394)   (415,986,604)
                                                                      -------------   ---------------
INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS        (8,921,071)     49,470,026
                                                                      -------------   ---------------
INCREASE (DECREASE) IN NET ASSETS                                        (7,074,147)     49,448,580
NET ASSETS:
Beginning of period                                                     162,346,867     112,898,287
                                                                      -------------   ---------------
END OF PERIOD (net of dividends in excess of net investment income
   of $488,157 and $705,798, respectively)                            $ 155,272,720   $ 162,346,867
                                                                      =============   ===============

---------------
See  notes  to  financial  statements.

--------------------------------------------------------------------------------
NOTES  TO  FINANCIAL  STATEMENTS  (UNAUDITED)
--------------------------------------------------------------------------------

1. MULTIPLE CLASSES OF SHARES - Seligman U.S. Government Securities Series (the "Fund"), a series of Seligman High Income Fund Series, offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on certain redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund

A. SECURITY VALUATION - Investments in US Government and Government agency securities are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Trustees. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

B. FEDERAL TAXES - There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis. The Fund amortizes premiums and discounts on purchases of portfolio securities for financial reporting purposes.

D. REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. &
     W. Seligman & Co. Incorporated (the "Manager"). Securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collateral. The repurchase agreement held as of June 30, 2002, matured pursuant to its terms.

E. MULTIPLE CLASS ALLOCATIONS - All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 2002, distribution and service fees were the only class-specific expenses.

F. DISTRIBUTIONS TO SHAREHOLDERS - Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset values per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES - Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2002, amounted to $63,951,563 and $67,778,724, respectively.

     At June 30, 2002, the cost of investments for federal income tax purposes was $149,540,927, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $2,842,502 and $322,188, respectively.

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS - The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.50% per annum of the Fund's average daily net assets.

     Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares, and an affiliate of the Manager, received concessions of $6,806 from sales of Class A shares. Commissions of $49,742 and $36,723 were paid to dealers from sales of Class A and Class C shares, respectively.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 2002, fees incurred under the Plan aggregated $85,030 or 0.25% per annum of the average daily net assets of Class A shares.

     Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the "Purchasers"), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the six months ended June 30, 2002, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $214,020, $80,155, and $86,485, respectively.

     The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 2002, such charges amounted to $19,867.

     The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the six months ended June 30, 2002, amounted to $8,397.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of Beneficial Interest of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 2002, Seligman Services, Inc. received commissions of
$1,591 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $7,831 pursuant to the Plan.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $211,575 for shareholder account services in accordance with a methodology approved by the Fund's trustees.

     Costs of Seligman Data Corp. directly attributable to the Fund were charged to the Fund. The remaining charges were allocated to the Fund by Seligman Data Corp. pursuant to a formula based on the Fund's net assets, shareholder transaction volume and number of shareholder accounts.

     Certain officers and trustees of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in trustees' fees and expenses, and the accumulated balance thereof at June 30, 2002, of $18,496 is included in other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

5. COMMITTED LINE OF CREDIT - The Fund is a participant in a joint $650 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. The directors have currently limited the Fund's borrowings to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2003, but is renewable annually with the consent of the participating banks. For the six months ended June 30, 2002, the Fund did not borrow from the credit facility.

6. CAPITAL LOSS CARRYFORWARD - At December 31, 2001, the Fund had a net capital loss carryforward for federal income tax purposes of $10,600,873, which is available for offset against future taxable net capital gains, expiring in various amounts through 2008. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

--------------------------------------------------------------------------------
NOTES  TO  FINANCIAL  STATEMENTS  (unaudited)
--------------------------------------------------------------------------------
7. Transactions in Shares of Beneficial Interest - The Fund has authorized unlimited shares of $0.001 par value Shares of Beneficial Interest. Transactions in Shares of Beneficial Interest were as follows:




                                                        CLASS A
                            -----------------------------------------------------------
                                   SIX MONTHS ENDED                 YEAR ENDED
                                    JUNE 30, 2002                DECEMBER 31, 2001
                             -----------   -------------   -----------   --------------
                                SHARES         AMOUNT         SHARES         AMOUNT
                             -----------   -------------   -----------   --------------
Net proceeds from sales
of shares                      3,389,543   $  23,637,453    24,720,642   $ 173,336,602
Investment of dividends          152,239       1,061,244       335,147       2,336,533
Exchanged from associated
Funds                          7,212,106      50,390,361    29,952,797     209,530,416
                             -----------   -------------   -----------   --------------
Total                         10,753,888      75,089,058    55,008,586     385,203,551
                             -----------   -------------   -----------   --------------
Cost of shares repurchased    (4,085,962)    (28,499,053)   (7,934,318)    (55,615,040)
Exchanged into associated
Funds                         (8,136,597)    (56,755,768)  (44,458,267)   (310,931,586)
                             -----------   -------------   -----------   --------------
Total                        (12,222,559)    (85,254,821)  (52,392,585)   (366,546,626)
                             -----------   -------------   -----------   --------------
Increase (decrease)           (1,468,671)   ($10,165,763)    2,616,001   $  18,656,925
                             ===========   ==============  ===========   ==============


                                                        CLASS B
                            -----------------------------------------------------------
                                   SIX MONTHS ENDED                 YEAR ENDED
                                    JUNE 30, 2002                DECEMBER 31, 2001
                             -----------   -------------   -----------   --------------
                                SHARES         AMOUNT         SHARES         AMOUNT
                             -----------   -------------   -----------   --------------
Net proceeds from sales
of shares                        185,037    $  1,294,460       439,502    $  3,085,004
Investment of dividends           69,541         485,919       126,604         886,021
Exchanged from associated
Funds                          1,653,861      11,626,664     4,976,980      35,059,276
                             -----------   -------------   -----------   --------------
Total                          1,908,439      13,407,043     5,543,086      39,030,301
                             -----------   -------------   -----------   --------------
Cost of shares repurchased      (776,333)     (5,419,831)   (1,096,789)     (7,689,506)
Exchanged into associated
Funds                           (875,375)     (6,106,868)   (2,405,117)    (16,843,369)
                             -----------   -------------   -----------   --------------
Total                         (1,651,708)    (11,526,699)   (3,501,906)    (24,532,875)
                             -----------   -------------   -----------   --------------
Increase (decrease)              256,731    $  1,880,344     2,041,180    $ 14,497,426
                             ===========   ==============  ===========   ==============


                                                        CLASS C
                            -----------------------------------------------------------
                                   SIX MONTHS ENDED                 YEAR ENDED
                                    JUNE 30, 2002                DECEMBER 31, 2001
                             -----------   -------------   -----------   --------------
                                SHARES         AMOUNT         SHARES         AMOUNT
                             -----------   -------------   -----------   --------------
Net proceeds from sales
of shares                        682,891     $ 4,777,995     1,480,911    $ 10,412,211
Investment of dividends           25,758         180,032        39,448         275,814
Exchanged from associated
Funds                            362,471       2,555,380     1,798,575      12,615,299
                             -----------   -------------   -----------   --------------
Total                          1,071,120       7,513,407     3,318,934      23,303,324
                             -----------   -------------   -----------   --------------
Cost of shares repurchased      (364,868)     (2,550,781)     (520,813)     (3,633,633)
Exchanged into associated
Funds                           (421,274)     (2,957,074)   (1,191,820)     (8,284,056)
                             -----------   -------------   -----------   --------------
Total                           (786,142)     (5,507,855)   (1,712,633)    (11,917,689)
                             -----------   -------------   -----------   --------------
Increase (decrease)              284,978     $ 2,005,552     1,606,301    $ 11,385,635
                             ===========   ==============  ===========   ==============


                                                        CLASS D
                            -----------------------------------------------------------
                                   SIX MONTHS ENDED                 YEAR ENDED
                                    JUNE 30, 2002                DECEMBER 31, 2001
                             -----------   -------------   -----------   --------------
                                SHARES         AMOUNT         SHARES         AMOUNT
                             -----------   -------------   -----------   --------------
Net proceeds from sales
of shares                        100,751     $   703,946       273,019    $  1,915,473
Investment of dividends           34,365         240,204        78,855         551,483
Exchanged from associated
Funds                            472,658       3,334,665     2,203,876      15,452,498
                             -----------   -------------   -----------   --------------
Total                            607,774       4,278,815     2,555,750      17,919,454
                             -----------   -------------   -----------   --------------
Cost of shares repurchased      (578,719)     (4,040,092)     (747,407)     (5,228,813)
Exchanged into associated
Funds                           (412,614)     (2,879,927)   (1,114,053)     (7,760,601)
                             -----------   -------------   -----------   --------------
Total                           (991,333)     (6,920,019)   (1,861,460)    (12,989,414)
                             -----------   -------------   -----------   --------------
Increase (decrease)             (383,559)    $(2,641,204)      694,290    $  4,930,040
                             ===========   ==============  ===========   ==============

--------------------------------------------------------------------------------
FINANCIAL  HIGHLIGHTS  (unaudited)
--------------------------------------------------------------------------------

The tables below are intended to help you understand each Class's financial performance for the past five and one-half years or from its inception if less than five and one-half years. Certain information reflects financial results for a single share of Beneficial Interest of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

<BTB>

                                                                              CLASS A
                                                        -----------------------------------------------------------
                                                       SIX MONTHS
                                                          ENDED                   YEAR ENDED DECEMBER 31,
                                                         6/30/02      2001++    2000      1999      1998       1997
                                                       ----------     ------    ----      ----      ----       -----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                     $  6.97   $  6.91   $  6.50   $  7.09   $  6.88   $  6.71
                                                         -------   -------   -------   -------   -------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.17      0.32      0.36      0.34      0.36      0.38
Net realized and unrealized gain (loss) on investments      0.06      0.08      0.41     (0.59)     0.21      0.17
                                                         -------   -------   -------   -------   -------   --------
TOTAL FROM INVESTMENT OPERATIONS                            0.23      0.40      0.77     (0.25)     0.57      0.55
                                                         -------   -------   -------   -------   -------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (0.14)    (0.32)    (0.36)    (0.34)    (0.36)    (0.38)
Dividends in excess of net investment income                  --     (0.02)       --       --         --       --
                                                         -------   -------   -------   -------   -------   --------
TOTAL DISTRIBUTIONS                                        (0.14)    (0.34)    (0.36)    (0.34)    (0.36)    (0.38)
                                                         -------   -------   -------   -------   -------   --------
NET ASSET VALUE, END OF PERIOD                           $  7.06   $  6.97   $  6.91   $  6.50   $  7.09   $  6.88
                                                         =======   =======   =======   =======   =======   ========
TOTAL RETURN:                                               3.40%     5.95%    12.26%    -3.63%     8.46%     8.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                 $72,444    $81,722   $62,982   $64,575   $55,503   $45,426
Ratio of expenses to average net assets                    1.23%+     1.16%     1.21%     1.25%     1.05%     1.23%
Ratio of net investment income to average net assets       4.82%+     4.59%     5.49%     4.99%     5.11%     5.68%
Portfolio turnover rate                                   45.00%     66.84%    37.42%    51.59%    99.43%   193.90%

---------------
See  footnotes  on  page  16.

--------------------------------------------------------------------------------
FINANCIAL  HIGHLIGHTS  (unaudited)
--------------------------------------------------------------------------------

<BTB>

                                                                              CLASS B
                                                        -----------------------------------------------------------
                                                       SIX MONTHS
                                                          ENDED                   YEAR ENDED DECEMBER 31,
                                                         6/30/02      2001++    2000      1999      1998       1997
                                                       ----------     ------    ----      ----      ----       -----
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                     $  6.98   $  6.93   $  6.51   $  7.11   $  6.89   $  6.73
                                                         -------   -------   -------   -------   -------   --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                       0.14      0.27      0.32      0.29       0.30     0.33
Net realized and unrealized gain (loss) on investments      0.08      0.07      0.42     (0.60)     0.22      0.16
                                                         -------   -------   -------   -------   -------   --------
TOTAL FROM INVESTMENT OPERATIONS                            0.22      0.34      0.74     (0.31)     0.52      0.49
                                                         -------   -------   -------   -------   -------   --------
LESS DISTRIBUTIONS:
Dividends from net investment income                       (0.12)    (0.27)    (0.32)    (0.29)    (0.30)    (0.33)
Dividends in excess of net investment income                  --     (0.02)       --        --        --        --
                                                         -------   -------   -------   -------   -------   --------
TOTAL DISTRIBUTIONS                                        (0.12)    (0.29)    (0.32)    (0.29)    (0.30)    (0.33)
                                                         -------   -------   -------   -------   -------   --------
NET ASSET VALUE, END OF PERIOD                           $  7.08   $  6.98   $  6.93   $  6.51   $  7.11   $  6.89
                                                         =======   =======   =======   =======   =======   ========
TOTAL RETURN:                                               3.16%     5.01%    11.59%    -4.47%     7.78%     7.32%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                  $46,974   $44,557   $30,064   $25,611   $27,924   $ 3,219
Ratio of expenses to average net assets                     1.98%+    1.91%     1.96%     2.00%     1.83%     2.01%
Ratio of net investment income to average net assets        4.07%+    3.84%     4.74%     4.24%     4.33%     4.90%
Portfolio turnover rate                                    45.00%    66.84%    37.42%    51.59%    99.43%   193.90%

---------------
See  footnotes  on  page  16.

--------------------------------------------------------------------------------
FINANCIAL  HIGHLIGHTS  (unaudited)
--------------------------------------------------------------------------------


<BTB>
                                              CLASS C                                        Class D
                                ------------------------------------   -----------------------------------------------------
                               SIX MONTHS YEAR ENDED         5/27/99*  SIX MONTHS
                                 ENDED   DECEMBER 31,          TO        ENDED               YEAR ENDED DECEMBER 31,
                              6/30/2002 2001++    2000     12/31/1999  6/30/2002  2001++   2000      1999      1998      1997
                              --------- -----     ----     ----------  ---------- -----    ----      ----      ----      ----
PER SHARE DATA:
Net Asset Value,
   Beginning of Period        $  6.98   $  6.92   $ 6.51   $    6.78   $  6.98   $  6.92   $  6.51   $  7.11   $  6.89   $  6.73
                              -------   -------   ------   ---------   -------   -------   -------   -------   -------   -------
Income from Investment
   Operations:
Net investment income            0.14      0.27     0.32        0.17      0.14      0.27      0.32      0.29       0.3      0.33
Net realized and unrealized
   gain (loss) on investments    0.07      0.08     0.41       (0.27)     0.07      0.08      0.41     (0.60)     0.22      0.16
                              -------   -------   ------   ---------   -------   -------   -------   -------   -------   -------
Total from Investment
   Operations                    0.21      0.35     0.73       (0.10)     0.21      0.35      0.73     (0.31)     0.52      0.49
                              -------   -------   ------   ---------   -------   -------   -------   -------   -------   -------
Less Distributions:
Dividends from net
   investment income            (0.12)    (0.27)   (0.32)      (0.17)    (0.12)    (0.27)    (0.32)    (0.29)    (0.30)    (0.33)
Dividends in excess of net
   investment income               --     (0.02)      --          --        --     (0.02)       --        --        --        --
                              -------   -------   ------   ---------   -------   -------   -------   -------   -------   -------
Total Distributions             (0.12)    (0.29)   (0.32)      (0.17)    (0.12)    (0.29)    (0.32)    (0.29)    (0.30)    (0.33)
                              -------   -------   ------   ---------   -------   -------   -------   -------   -------   -------
Net Asset Value,
   End of Period              $  7.07   $  6.98   $ 6.92   $    6.51   $  7.07   $  6.98   $  6.92   $  6.51   $  7.11   $  6.89
                              =======   =======   ======   =========   =======   =======   =======   =======   =======   ========
TOTAL RETURN:                    3.01%     5.16%   11.43%      (1.59)%    3.01%     5.16%    11.43%    (4.47)%    7.78%     7.53%
RATIOS/SUPPLEMENTAL
   DATA:
Net assets, end of period
   (000s omitted)             $18,193   $15,961   $4,714   $   2,851   $17,662   $20,106   $15,138   $17,797   $26,614   $12,350
Ratio of expenses to
   average net assets          1.98%+      1.91%    1.96%     2.03%+    1.98%+      1.91%     1.96%     2.00%     1.83%     2.01%
Ratio of net investment
income to average
   net assets                  4.07%+      3.84%    4.74%     4.37%+    4.07%+      3.84%     4.74%     4.24%     4.33%     4.90%
Portfolio turnover rate         45.00%    66.84%   37.42%   51.59%**     45.00%    66.84%    37.42%    51.59%    99.43%   193.00.

-----------------
*    Commencement  of  offering  of  shares.
**   For  the  year  ended  December  31,  1999.
+    Annualized.
++   As  required, effective January 1, 2001, the Fund adopted the provisions of the  AICPA  Audit  and  Accounting Guide for Investment Companies and began amortizing  premium  on  debt securities. The effect of this change for the year  ended  December  31  2001,  was to decrease net investment income per share  by  $0.02,  increase  net  realized  and  unrealized  gain (loss) on investments  by  $0.02  for  each  class  and  decrease  the  ratios of net investment  income  to  average net assets from 4.83% to 4.59% for Class A, and  from  4.08%  to  3.84% for Classes B, C, and D. The per share data and ratios  for  periods  prior  to  January  1,  2001, have not been restated.
See  notes  to  financial  statements.

--------------------------------------------------------------------------------
TRUSTEES  OF  THE  FUND
--------------------------------------------------------------------------------

JOHN  R.  GALVIN  2,  4
Dean  Emeritus,  Fletcher  School  of  Law  and  Diplomacy  at  Tufts University

PAUL  C.  GUIDONE  1
Chief  Investment  Officer,
J.  &  W.  Seligman  &  Co.  Incorporated

ALICE  S.  ILCHMAN  3,  4
Director,  Jeannette  K.  Watson  Summer  Fellowships
Trustee,  Committee  for  Economic  Development

FRANK  A.  MCPHERSON  3,  4
Director,  Conoco  Inc.
Director,  Integris  Health

JOHN  E.  MEROW  2,  4
Director,  Commonwealth  Industries,  Inc.
Trustee,  New  York-Presbyterian  Hospital
Retired  Chairman  and  Senior  Partner,
Sullivan  &  Cromwell

BETSY  S.  MICHEL  2,  4
Trustee,  The  Geraldine  R.  Dodge  Foundation

WILLIAM  C.  MORRIS  1
Chairman  of  the  Board,
J.  &  W.  Seligman  &  Co.  Incorporated
Chairman,  Carbo  Ceramics  Inc.
Director,  Kerr-McGee  Corporation

LEROY  C.  RICHIE  2,  4
Chairman  and  CEO,  Q  Standards  Worldwide,  Inc.

JAMES  Q.  RIORDAN  3,  4
Trustee,  Committee  for  Economic  Development

ROBERT  L.  SHAFER  3,  4
Retired  Vice  President,  Pfizer  Inc.

JAMES  N.  WHITSON  2,  4
Director  and  Consultant,  Sammons  Enterprises,  Inc.
Director,  C-SPAN
Director,  CommScope,  Inc.

BRIAN  T.  ZINO  1
President,  J.  &  W.  Seligman  &  Co.  Incorporated
Chairman,  Seligman  Data  Corp.
Chairman,  ICI  Mutual  Insurance  Company
Member  of  the  Board  of  Governors,
Investment  Company  Institute

FRED  E.  BROWN
Trustee  Emeritus
-----------------
Member:   1    Executive  Committee
          2    Audit  Committee
          3    Trustee  Nominating  Committee
          4    Board  Operations  Committee

--------------------------------------------------------------------------------
EXECUTIVE  OFFICERS  OF  THE  FUND
--------------------------------------------------------------------------------

WILLIAM  C.  MORRIS
Chairman

BRIAN  T.  ZINO
President

CHRISTOPHER  J.  MAHONY
Vice  President

THOMAS  G.  ROSE
Vice  President

LAWRENCE  P.  VOGEL
Vice  President  and  Treasurer

FRANK  J.  NASTA
Secretary

--------------------------------------------------------------------------------
FOR  MORE  INFORMATION

MANAGER
J.  &  W.  Seligman  &  Co.
Incorporated
100  Park  Avenue
New  York,  NY  10017

GENERAL  COUNSEL
Sullivan  &  Cromwell

GENERAL  DISTRIBUTOR
Seligman  Advisors,  Inc.
100  Park  Avenue
New  York,  NY  10017

SHAREHOLDER  SERVICE  AGENT
Seligman  Data  Corp.
100  Park  Avenue
New  York,  NY  10017

IMPORTANT  TELEPHONE  NUMBERS
(800)  221-2450     Shareholder  Services
(800)  445-1777     Retirement  Plan  Services
(212)  682-7600     Outside  the  United  States
(800)  622-4597     24-Hour  Automated  Telephone  Access  Service

--------------------------------------------------------------------------------
GLOSSARY  OF  FINANCIAL  TERMS
--------------------------------------------------------------------------------

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price is the current net asset value per share plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission, such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of fund performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

WASH SALE -- A sale of securities in which a taxpayer has acquired substantially identical securities within a period beginning thirty days before and ending thirty days after the date of the sale (a sixty-one day period). A loss resulting from such a sale is not currently deductible for federal income tax purposes but a gain is taxable.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.
------------------
Adapted from the Investment Company Institute's 2002 Mutual Fund Fact Book, and the AICPA Audit and Accounting Guide: Audits of Investment Companies dated May 1, 2001.